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                              WARBURG PINCUS TRUST

                         POST-VENTURE CAPITAL PORTFOLIO

     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

     The following replaces certain information contained in the Prospectuses and Statement of Additional Information of the Trust.

     The Trust's Board of Trustees recently voted to amend the Portfolio's principal strategy to allow the Portfolio to invest without limit in foreign securities, removing an investment policy limiting the Portfolio's foreign holdings to 20%. The Portfolio will now invest primarily in equity securities of U.S. and foreign companies considered to be in their post-venture capital stage of development. Also, the Portfolio will invest in at least three countries, including the United States. The Portfolio's goal continues to be long-term growth of capital.

     The Portfolio's name will be changed to "Global Post-Venture Capital Portfolio." These changes will be effective May 1, 2000.

Dated: November 1, 1999                                                  16-1199
                                                                         for
                                                                         TREPX
                                                                         TRGIP
                                                                         TRIAP
                                                                         TRIPS
                                                                         TRIUS
                                                                         TRPVC